SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 28, 2005

HARBOR FLORIDA BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22817	65-0813766

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 S. Second Street, Fort Pierce, FL		34950

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (772) 461-2414

(Former name or former address, if changed since last report)

Item 8.01          Other Events

          On November 28, 2005, Harbor Florida Bancshares, Inc. (“Bancshares”) announced that it would be participating in the Friedman, Billings, Ramsey & Co., Inc. Annual Investor Conference in New York City, November 28-30, 2005.  A copy of the press release dated November 28, 2005 is attached as Exhibit 99.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 28, 2005	HARBOR FLORIDA BANCSHARES, INC.,
Registrant

	By:	/s/

	Name:	H. Michael Callahan
	Title:	Senior Vice President and Chief Financial Officer

Exhibit No.	Description

99	Press release dated November 28, 2005